The Victory Portfolios

Dividend Growth Fund

Established Value Fund

Special Value Fund

Small Company Opportunity Fund

Large Cap Growth Fund

Supplement dated April 11, 2014

to the Prospectus dated April 11, 2014 (“Prospectus”)

Effective March 31, 2014, Gregory H. Ekizian became the Lead Portfolio Manager for the Victory Special Value Fund (the “Fund”).  Mr. Ekizian is a Chief Investment Officer (Dividend Growth Equity) of the Adviser and has been associated with Adviser since 2012.  Mr. Ekizian is a CFA charterholder.

This Prospectus is being revised to reflect the change in portfolio management for the Fund.

The Fund’s principal investment strategy and principal risks, as described in the Prospectus, dated April 11, 2014, will become effective on June 15, 2014.  Until then, the Fund’s principal investment strategies will continue to be as described below.

Principal Investment Strategy (p. 16) (Effective until June 15, 2014)

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with market capitalizations, at the time of purchase, within the range of companies comprising the Russell MidCap® Index. The Fund may invest a portion of its assets in equity securities of foreign companies traded on U.S. exchanges, including American and Global Depositary Receipts (ADRs and GDRs). The Adviser looks primarily for companies whose stock is trading at prices below what the Adviser believes represent their true value.

As of December 31, 2013, the Russell MidCap® Index included companies with approximate market capitalizations between $1 billion and $29 billion. The size of companies used in the index changes with market conditions and the composition of the index.

The Adviser employs a relative value approach that combines a top-down and bottom-up stock selection process through thematic approach methodologies, which incorporate macroeconomic analysis with integrated risk management to identify mid cap size stock opportunities. The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

The Adviser may from time to time generate portfolio turnover rates in excess of 100%.

For purposes of the Fund’s investment strategy, “net assets” includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks (pp. 16-17)

The Fund’s investments are subject to the following principal risks:

• Mid cap stocks may fall out of favor relative to stocks of larger or smaller companies.

• Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.

• The portfolio manager may not execute the Fund’s principal investment strategies effectively.

• A company’s earnings may not increase as expected.

• To the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions.

• Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Benchmark Index

Until June 15, 2014, the Russell MidCap® Index will continue to be the primary benchmark for the Fund.  Beginning June 15, 2014, the primary benchmark for the Fund will be the S&P 500 Index as referenced on page 18 and 19 of the Prospectus.

Additional Information: Investment Strategy of the Special Value Fund (pp. 36-37) (Effective until June 15, 2014)

The Adviser employs a relative value approach that combines a top-down and bottom-up stock selection process through thematic approach methodologies, which incorporate macroeconomic analysis with integrated risk management to identify mid cap size stock opportunities.

Our top-down view with bottom-up research approach targets and identifies investment themes and offers the opportunity to capitalize on uncovering the most attractive mid cap stocks in our universe. We attempt to identify investment themes currently entrenched in the market through top-down macroeconomic analysis.  Our bottom-up approach then attempts to identify stocks positioned to capitalize on current market themes.

In making investment decisions, the Adviser may consider fundamental factors such as enterprise value, cash flow, book value, dividend yield, growth potential, earnings, sales, and quality of management in order to support the stock valuation process. The Adviser may also consider factors such as a company’s return on equity, stock price volatility relative to the market, management or corporate restructurings, the general business cycle, the company’s position within a specific industry and the company’s responsiveness to changing conditions.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.